FIRST AMERICAN FUNDS TRUST

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Statement of Additional Information (SAI) Supplement dated January 2, 2026

This information supplements the First American Money Market Funds SAI dated November 14, 2025. Please retain this supplement for future reference.

The table and paragraphs on page 21 of the SAI under the heading “Trustees and Executive Officers–Trustee Compensation” is replaced by the following:

Trustee Compensation

Effective January 1, 2026, FAF pays Trustees who are not paid employees or affiliates of the Funds an annual retainer of $205,000 ($285,000 in the case of the Chair). The Audit Committee Chair receives an additional annual retainer of $20,000 and the Governance Committee Chair receives an additional annual retainer of $18,000.

Trustees also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, Trustees are reimbursed for their out-of pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in FAF.

The Funds do not provide any other pension or retirement benefits to Trustees.

The following table sets forth information concerning aggregate compensation paid to each Trustee of FAF (i) by FAF (column 2), and (ii) by FAF Inc. (column 5) during the fiscal year ended August 31, 2025. No executive officer or affiliated person of FAF received any compensation from FAF in excess of $60,000 during such fiscal period.

Compensation during Fiscal Year Ended August 31, 2025

Name of Person, Position	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and FAF Paid to Trustees
David K. Baumgardner, Trustee	$ 215,000	-0-	-0-	$ 215,000
James D. McDonald, Trustee	195,000	-0-	-0-	195,000
Jennifer J. McPeek, Trustee	212,000	-0-	-0-	212,000
Harpreet Saluja, Trustee	195,000	-0-	-0-	195,000
P. Kelly Tompkins, Chair	270,000	-0-	-0-	270,000

FAF-MM- SAI-1